EXHIBIT 10.23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

WE HEREBY CONSENT TO THE INCLUSION IN THIS fORM 10-KSB OF OUR REPORT DATED MARCH 17, 1997 ON OUR AUDIT OF THE FINANCIAL STATEMENTS OF EAT AT JOE'S LTD.

/S/
ROBISON, HILL & CO.
CERTIFIED PUBLIC  ACCOUNTANTS

SALT LAKE CITY, UTAH
MARCH 31, 1997